LEASE SCHEDULE

LEASE SCHEDULE NUMBER 1      TO MASTER LEASE AGREEMENT NUMBER  11150
                                                               -----


This Lease Schedule incorporates the terms and conditions of a certain Master Lease Agreement, dated as of the 11th day of February, 2000 (the "Master Lease") by and between PRIME LEASING, INC., O'Hare International Center, 10275 W. Higgins Road, Rosemont, Illinois 60018 (the "Lessor"), and PHYMED DIAGNOSTIC IMAGING CENTER-WHITE ROCK , INC., 9603 White Rock Trail, Dallas, TX 75238 (the "Lessee").

THIS IS A NON-CANCELABLE LEASE SCHEDULE.

1.   Initial  Term:  48  months  commencing  with  the  first  day of the  month
     immediately   following  the  Commencement  Date  (or  beginning  with  the
     Commencement Date if that date is the first day of the month.)

2.   Rental Payments: $13,365.00 per month, plus any and all applicable taxes.

     Advance  Payments  receivable  by  Lessor  as  of  the  Commencement  Date:
     $26,730.00. $13,365.00 of which will be applied to the first month's rent payable under this Lease Schedule, and the remaining $13,365.00 of which is credited and transferred as the Deposit under the Master Lease.

3. Deposit. LESSEE delivered to LESSOR on the Commencement Date of the Lease the sum of Twenty-Six Thousand Seven Hundred Thirty and No/100 Dollars ($26,760.00) in immediately available funds (the "Deposit"). The Deposit shall continue to be held by LESSOR, without liability for interest, as the Deposit under this Master Lease. Thirteen Thousand Three Hundred Sixty Five and No/100 Dollars ($13,365.00) of the Deposit is applied by LESSOR towards the payment of the first full month of rent due under this Lease; the remainder may be applied by LESSOR, at LESSOR'S sole option, for any past due amount due under this Master Lease. If LESSEE is not in default under the terms of this Master Lease, any portion of the Deposit not applied by LESSOR as payment of rent or any past due amount under this Master Lease, shall be distributed by LESSOR as follows; first, towards the payment of the rent due on the last month of this Master Lease; and second after termination of this Master Lease and contingent on LESSEE complying with all of the terms of this Master Lease, any remaining amount to LESSEE.

4. Conditions Precedent. LESSOR'S obligations under this Lease Schedule are subject to the following conditions precedent:

     a. LESSEE shall have leased that certain real property and improvements ("Premises") located at 12840 Hillcrest Road, Suite 100, Dallas, Texas 75230;

     b. LESSOR shall have received approval for this Master Lease from LESSOR'S Executive Committee;

     c. LESSOR shall have received the Guaranty (as defined in Section 8, below);

     d. Lessor shall have received a landlord's waiver from the landlord of the Premises, in form satisfactory to LESSOR, waiving landlord's rights in and to the Equipment; and

     e. LESSOR shall have received any other document reasonably requested from LESSEE by LESSOR.

5.   Equipment: See Equipment Schedule attached hereto and made a part hereof.

6. Commencement Date: February 11 , 2000, as evidenced by the Certificate of Acceptance, issued in respect to this Lease Schedule.


7. End of Lease Options: At the end of the Initial Term, Lessee has the option to: (A) purchase all, but not less than all, of the Equipment at Fair Market Value, as described in the Master Lease; (B) renew the lease of all, but not less than all, of the Equipment at a Monthly Rent based on the then Fair Market Value of the Equipment; or (C) return all, but not less than all, of the Equipment, subject to the terms and conditions as stipulated in the Master Lease.

8. Guaranty. By its signature below, PHYMED, INC., a Texas corporation ("PARENT"), agrees that it will execute a Guaranty, dated as of the date hereof, that is acceptable to LESSOR, at LESSOR'S sole discretion, whereby PARENT will guarantee to LESSOR, the due, regular and punctual payment of all of LESSEE'S obligations herein, including all rents due herein.

9. Entire Agreement: LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, THE MASTER LEASE AND ALL RIDERS THERETO SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT OF EQUIPMENT.

THIS LEASE SCHEDULE IS EFFECTIVE ONLY UPON ACCEPTANCE BY LESSOR AT ITS CORPORATE OFFICE IN ROSEMONT, ILLINOIS. Accepted on , 2000, at Rosemont, Illinois.

PRIME LEASING, INC.                       PHYMED DIAGNOSTIC IMAGING
                                          CENTER -WHITE ROCK, INC.
(Lessor)                                  (Lessee)

By:__________________________________     By:_______________________________

Name (Printed):______________________     Name (Printed):___________________

Title:_______________________________     Title:____________________________

                                          Date: ______________________, 2000



PHYMED, INC.,
(Parent)



By:__________________________________

Name (Printed):______________________

Title:_______________________________

Date: February ___, 2000

                               EQUIPMENT SCHEDULE

                                       TO

                             LEASE SCHEDULE NUMBER 1

                                       TO

                       MASTER LEASE AGREEMENT NUMBER 11150
                                                     -----

Quantity          Description of Equipment                     Serial Number
--------          ------------------------                     -------------

One(1)            Picker Ultra Z High Performance CT System
                  Including all additions, accessories and
















EQUIPMENT LOCATION:  12840 Hillcrest Road, Suite 100, Dallas, TX   75230